UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                ----------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report February 3, 2006
                        (Date of earliest event reported)


                           DENTSPLY INTERNATIONAL INC
                 (Exact name of Company as specified in charter)


                    Delaware             0-16211         39-1434669
              (State of Incorporation) (Commission     (IRS Employer
                                       File Number)   Identification No.)


            221 West Philadelphia Street, York, Pennsylvania   17405
                (Address of principal executive offices)      (Zip Code)


                                (717) 845-7511
                (Company's telephone number including area code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. - Entry into a Material Definitive Agreement

The following information is furnished pursuant to Item 1.01.

On February 3, 2006, the Human Resources Committee (the "HR Committee") of the Board of Directors of Dentsply International Inc. (the "Company") adopted the Dentsply International Inc. Amended and Restated Incentive Compensation Plan (the "Plan"). The HR Committee also established certain financial criteria and targets for 2006 in accordance with the Plan. For the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer, the targets are based on the budgeted level of corporate net income, adjusted for sales growth, achieved in 2006. For each of the other Senior Vice Presidents in charge of operating groups, the targets are based on the budgeted level of corporate net income, adjusted for sales growth, and on the budgeted operating income level, adjusted for sales growth, of the applicable business group for which such executive is responsible. If the applicable targets are met, the Chief Executive Officer can earn a bonus equal to 100% of his base salary. The applicable percentage for the Chief Operating Officer is 75%, and for the Chief Financial Officer and other Senior Vice Presidents in charge of operating groups, the applicable percentage is 55%. Additional amounts may be earned if the applicable targets are exceeded. Payment of incentive bonuses will be made under the Plan in 2007 based on performance in 2006.

On the same date, the HR Committee approved the payment of incentive bonuses to the Chief Executive Officer and the four other most highly compensated executive officers in 2005 with respect to performance in 2005. The HR Committee had used substantially the same financial criteria and targets for awarding bonus opportunities with respect to 2005 performance as those set forth above with respect to 2006 performance. The bonuses for 2005 were as follows:


      Name                             Title                       Bonus Amount

Gerald K. Kunkle                Chief Executive Officer              $706,100

Thomas L. Whiting            President and Chief Operating           $393,100
                                       Officer*

Bret W. Wise                 President and Chief Operating           $283,200
                                       Officer**

William R. Jellison          Senior Vice President and Chief         $229,300
                                   Financial Officer

Rudolf Lehner                    Senior Vice President               $134,400

*Mr. Whiting retired as of December 31, 2005.

**Mr. Wise was named President and Chief Operating Officer as of January 1,
2006.





Item 9.01. - Financial Statements and Exhibits

(a) Financial Statements - Not applicable.

(b) Exhibits:

     No exhibits.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DENTSPLY INTERNATIONAL INC
                                                   (Company)



                                          /s/ Brian M. Addison
                                              Brian M. Addison
                                              Vice President, Secretary and
                                              General Counsel

Date: February 3, 2006